Debt (Tables)	12 Months Ended
Sep. 30, 2013
Debt Disclosure [Abstract]
Schedule of Long-term Debt Instruments [Table Text Block]
The detail of long-term debt at September 30 for the year indicated is as follows:

	2013	2012
Private Placement, fixed interest rates ranging from 5.2% to 6.6%, due 2013 to 2017	$1,040.0	$1,165.0
Senior Notes, fixed interest rate of 4.7%, due 2021	600.0	600.0
Senior Notes, fixed interest rate of 4.7%, due 2022, net of discount	498.8	498.6
Term Loan, repaid in December 2012	—	106.5
Total long-term debt, including current maturities	2,138.8	2,370.1
Less current portion	140.0	231.5
Total long-term debt	$1,998.8	$2,138.6